Exhibit 99.1

NEWS RELEASE

CONTACT:
Gary S. Maier
Vice President, Corporate Communications & IR
(310) 972-5124

MOTORCAR PARTS OF AMERICA REPORTS RECORD RESULTS FOR FISCAL SECOND QUARTER AND SIX MONTHS

- Record Gross Profit and Strong Cash Flow Generation –

LOS ANGELES, CA – November 9, 2023 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported record sales for its fiscal 2024 second quarter and six-month period ended September 30, 2023, with record gross profit and strong cash flow from operating activities.

Net sales for the fiscal 2024 second quarter increased 14.0 percent to a record $196.6 million from $172.5 million in the prior year.

Net loss for the fiscal 2024 second quarter improved to $2.0 million, or $0.10 per share, from a net loss of $6.5 million, or $0.34 per share, a year ago.  The company noted that the net loss for the fiscal 2024 second quarter was impacted by $8.7 million, or $0.44 per share, of non-cash items, as detailed in Exhibit 1.

Interest expense for the fiscal second quarter increased by $6.1 million, or $0.23 per share, to $15.4 million from $9.3 million a year ago, primarily due to higher market rates.

 Gross profit for the fiscal 2024 second quarter increased 55.2 percent to a record $41.1 million from $26.5 million a year earlier.  Gross margin for the fiscal 2024 second quarter was 20.9 percent compared with 15.4 percent a year earlier.  Gross margin for the fiscal 2024 second quarter was impacted by $4.7 million, or 2.4 percent, of non-cash items, and $3.2 million, or 1.6 percent, of cash items, as detailed in Exhibit 3.

The company generated approximately $15 million of cash from operating activities during the quarter.  During this period, the company intentionally deferred collecting approximately $15 million of receivables offered through its customer supply chain vendor finance programs, which resulted in lowering cash flow by that amount, and interest expense savings of approximately $1 million. This enabled the company to defer interest expenses until price increases for interest rates are fully recognized.

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Motorcar Parts of America, Inc.
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Additionally, the company used its liquidity to pay down the $11.25 million balance of its term loan.  Interest rates on the term loan were approximately two percentage points higher than rates offered by the company’s customers’ supply chain vendor finance programs.

“Demand for critical non-discretionary automotive parts is strong and we remain focused on leveraging our leadership position.  As sales volume increases, particularly within certain of our emerging brake-related product categories, we expect to realize even further improvement in operational efficiencies. We remain optimistic about achieving our year-over-year financial targets and look forward to a strong second half,” said Selwyn Joffe, chairman, president, and chief executive officer.

Six-Month Results

Net sales for the fiscal 2024 six-month period increased 5.9 percent to a record $356.3 million from $336.5 million.

Net loss for the fiscal 2024 six-month period improved to $3.4 million, or $0.17 per share, from a net loss of $6.7 million, or $0.35 per share, a year ago.  The company noted that the net loss for the six months was impacted by $9.1 million, or $0.47 per share, of non-cash items, as detailed in
Exhibit 2.

Interest expense increased by $10.9 million, or $0.42 per share, for the six months to $27.1 million from $16.2 million a year ago, primarily due to higher market rates.

Gross profit for the fiscal 2024 six-month period increased 19.2 percent to a record $67.7 million from $56.8 million a year earlier.  Gross margin for the fiscal 2024 six-month period was 19.0 percent compared with 16.9 percent a year earlier.  Gross margin for the fiscal 2024 six-month period was impacted by $8.1 million, or 2.3 percent, of non-cash items, and $5.2 million, or 1.5 percent, of cash items, as detailed in Exhibit 4.

Considerations for Fiscal 2024 Second Half

•	Sales volume is continuing to gain momentum.
o	Ordering activity strong.
o	Industry fundamentals continue to drive product demand.
•	Margin improvement.
o	Enhanced by multiple rounds of price increases.
o	Improving overhead absorption as brake-related business gains further momentum.
o	Improving operational efficiencies through volume increases.
•	Enhanced cash flow from working capital initiatives.

Use of Non-GAAP Measure

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This press release includes the following non-GAAP measure – EBITDA, which is not a measure of financial performance under GAAP and should not be considered as an alternative to net income as a measure of financial performance. The company believes this non-GAAP measure, when considered together with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to the company’s results of operations. However, this non-GAAP measure has significant limitations in that it does not reflect all the costs and other items associated with the operation of the company’s business as determined in accordance with GAAP. In addition, the company’s non-GAAP measures may be calculated differently and are therefore not comparable to similar measures by other companies. Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, measures of financial performance in accordance with GAAP. For a definition and reconciliation of EBITDA to net income, its corresponding GAAP measure, see the financial tables included in this press release. Also, refer to our Form 8-K to which this release is attached, and other filings we make with the SEC, for further information regarding this measure.

Earnings Conference Call and Webcast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations. The call will be open to all interested investors either through a live audio webcast at www.motorcarparts.com or live by calling (888) 440-5584 (domestic) or (646) 960-0457 (international). For those who are not available to listen to the live broadcast, the call will be archived on Motorcar Parts of America’s website www.motorcarparts.com. A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time on November 9, 2023 through 8:59 p.m. Pacific time on November 16, 2023 by calling (800) 770-2030 (domestic) or (647) 362-9199 (international) and using access code: 1545314.

About Motorcar Parts of America, Inc.

Motorcar Parts of America, Inc. is a remanufacturer, manufacturer, and distributor of automotive aftermarket parts -- including alternators, starters, wheel bearings and hub assemblies, brake calipers, brake pads, brake rotors, brake master cylinders, brake power boosters, turbochargers, and diagnostic testing equipment utilized in imported and domestic passenger vehicles, light trucks, and heavy-duty applications. Its products are sold to automotive retail outlets and the professional repair market throughout the United States, Canada, and Mexico, with facilities located in California, New York, Mexico, Malaysia, China and India, and administrative offices located in California, Tennessee, Mexico, Singapore, Malaysia, and Canada. In addition, the company’s electrical vehicle subsidiary designs and manufactures testing solutions for performance, endurance, and production of multiple components in the electric power train – providing simulation, emulation, and production applications for the electrification of both automotive and aerospace industries, including electric vehicle charging systems. Additional information is available at www.motorcarparts.com.

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The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors. Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2023 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

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MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2023	2022	2023	2022

Net sales	$196,639,000	$172,543,000	$356,344,000	$336,528,000
Cost of goods sold	155,491,000	146,027,000	288,629,000	279,710,000
Gross profit	41,148,000	26,516,000	67,715,000	56,818,000
Operating expenses:
General and administrative	14,325,000	14,846,000	26,927,000	28,480,000
Sales and marketing	5,688,000	6,066,000	11,107,000	11,608,000
Research and development	2,438,000	2,670,000	4,813,000	5,783,000
Foreign exchange impact of lease liabilities and forward contracts	4,760,000	1,082,000	490,000	1,760,000
Total operating expenses	27,211,000	24,664,000	43,337,000	47,631,000
Operating income	13,937,000	1,852,000	24,378,000	9,187,000
Other expenses:
Interest expense, net	15,383,000	9,283,000	27,103,000	16,204,000
Change in fair value of compound net derivative liability	390,000	-	530,000	-
Loss on extinguishment of debt	168,000	-	168,000	-
Total other expenses	15,941,000	9,283,000	27,801,000	16,204,000
Loss before income tax benefit	(2,004,000)	(7,431,000)	(3,423,000)	(7,017,000)
Income tax benefit	(46,000)	(914,000)	(55,000)	(325,000)

Net loss	$(1,958,000)	$(6,517,000)	$(3,368,000)	$(6,692,000)

Basic net loss per share	$(0.10)	$(0.34)	$(0.17)	$(0.35)

Diluted net loss per share	$(0.10)	$(0.34)	$(0.17)	$(0.35)

Weighted average number of shares outstanding:

Basic	19,599,162	19,272,557	19,554,142	19,197,181

Diluted	19,599,162	19,272,557	19,554,142	19,197,181

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	September 30, 2023	March 31, 2023
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$10,293,000	$11,596,000
Short-term investments	2,036,000	2,011,000
Accounts receivable — net	161,120,000	119,868,000
Inventory	366,405,000	356,254,000
Contract assets	29,946,000	25,443,000
Prepaid expenses and other current assets	18,415,000	22,306,000
Total current assets	588,215,000	537,478,000
Plant and equipment — net	41,368,000	46,052,000
Operating lease assets	84,881,000	87,619,000
Long-term deferred income taxes	32,206,000	32,625,000
Long-term contract assets	313,613,000	318,381,000
Goodwill and intangible assets — net	4,721,000	5,348,000
Other assets	1,768,000	1,062,000
TOTAL ASSETS	$1,066,772,000	$1,028,565,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$162,879,000	$141,766,000
Customer finished goods returns accrual	29,956,000	37,984,000
Contract liabilities	53,368,000	40,340,000
Revolving loan	165,000,000	145,200,000
Other current liabilities	5,032,000	4,871,000
Operating lease liabilities	8,737,000	8,767,000
Current portion of term loan	-	3,664,000
Total current liabilities	424,972,000	382,592,000
Term loan, less current portion	-	9,279,000
Convertible notes, related party	31,819,000	30,994,000
Long-term contract liabilities	198,086,000	193,606,000
Long-term deferred income taxes	73,000	718,000
Long-term operating lease liabilities	75,698,000	79,318,000
Other liabilities	10,988,000	11,583,000
Total liabilities	741,636,000	708,090,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share,
20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 shares authorized;
19,599,195 and 19,494,615 shares issued and outstanding at September 30, 2023 and
March 31, 2023, respectively	196,000	195,000
Additional paid-in capital	234,399,000	231,836,000
Retained earnings	85,379,000	88,747,000
Accumulated other comprehensive income (loss)	5,162,000	(303,000)
Total shareholders' equity	325,136,000	320,475,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,066,772,000	$1,028,565,000

Additional Information and Non-GAAP Financial Measures

 To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the company has included the following additional information and non-GAAP financial measures for the three and six months ended September 30, 2023 and 2022. Among other things, the company uses such additional information and non-GAAP adjusted financial measures in addition to and together with corresponding GAAP measures to help analyze the performance of its business.

The company believes this information helps provide a more complete understanding of the company's results of operations and the factors and trends affecting the company's business. However, this information should be considered as a supplement to, and not as a substitute for, or superior to, information contained in the company’s financial statements prepared in accordance with GAAP. In addition, the company’s non-GAAP measures may be calculated differently and are therefore not comparable to similar measures by other companies.

The company defines EBITDA as earnings before interest, taxes, depreciation, and amortization. A reconciliation of EBITDA to net income is provided below along with information regarding such items.

Items Impacting Net Income for the Three Months Ended September 30, 2023 and 2022	Exhibit 1

	Three Months Ended September 30,
	2023		2022
	$	Per Share	$	Per Share
GAAP net loss	$(1,958,000)	$(0.10)	$(6,517,000)	$(0.34)

Non-cash items impacting net loss
Core and finished goods premium amortization	$2,707,000	$0.14	$3,064,000	$0.16
Revaluation - cores on customers' shelves	1,995,000	0.10	1,269,000	0.07
Share-based compensation expenses	1,533,000	0.08	1,251,000	0.06
Foreign exchange impact of lease liabilities and forward contracts	4,760,000	0.24	1,082,000	0.06
Change in fair value of compound net derivative liability and loss on extinguishment of debt	558,000	0.03	-	-
Tax effect (a)	(2,888,000)	(0.15)	(1,667,000)	(0.09)
Total non-cash items impacting net loss	$8,665,000	$0.44	$4,999,000	$0.26

Cash items impacting net loss
Supply chain disruptions and related costs (b)	$3,199,000	$0.16	$4,220,000	$0.22
New product line start-up costs and transition expenses, and severance (c)	349,000	0.02	921,000	0.05
Tax effect (a)	(887,000)	(0.05)	(1,285,000)	(0.07)
Total cash items impacting net loss	$2,661,000	$0.14	$3,856,000	$0.20

(a) Tax effect is calculated by applying an income tax rate of 25.0% to items listed above; this rate may differ from the period's actual income tax rate.
(b) For the three-months ended September 30, 2023, consists of 3,199,000 impacting gross profit.
For the three-months ended September 30, 2022, consists of of $3,654,000 impacting gross profit and $566,000 included in operating expenses.
(c) For the three-months ended September 30, 2023, consists of $349,000 included in operating expenses.
For the three-months ended September 30, 2022, consists of $921,000 included in operating expenses.

Items Impacting Net Income for the Six Months Ended September 30, 2023 and 2022	Exhibit 2

	Six Months Ended September 30,
	2023		2022
	$	Per Share	$	Per Share
GAAP net loss	$(3,368,000)	$(0.17)	$(6,692,000)	$(0.35)

Non-cash items impacting net loss
Core and finished goods premium amortization	$5,364,000	$0.27	$6,108,000	$0.32
Revaluation - cores on customers' shelves	2,773,000	0.14	1,841,000	0.10
Share-based compensation expenses	2,843,000	0.15	2,500,000	0.13
Foreign exchange impact of lease liabilities and forward contracts	490,000	0.03	1,760,000	0.09
Change in fair value of compound net derivative liability and loss on extinguishment of debt	698,000	0.04	-	-
Tax effect (a)	(3,042,000)	(0.16)	(3,052,000)	(0.16)
Total non-cash items impacting net loss	$9,126,000	$0.47	$9,157,000	$0.48

Cash items impacting net loss
Supply chain disruptions and related costs (b)	$5,183,000	$0.27	$7,314,000	$0.38
New product line start-up costs and transition expenses, and severance (c)	684,000	0.03	1,539,000	0.08
Tax effect (a)	(1,467,000)	(0.08)	(2,213,000)	(0.12)
Total cash items impacting net loss	$4,400,000	$0.23	$6,640,000	$0.35

(a) Tax effect is calculated by applying an income tax rate of 25.0% to items listed above; this rate may differ from the period's actual income tax rate.
(b) For the six-months ended September 30, 2023, consists of $5,183,000 impacting gross profit.
For the six-months ended September 30, 2022, consists of $6,202,000 impacting gross profit and $1,112,000 included in operating expenses.
(c) For the six-months ended September 30, 2023, consists of $684,000 included in operating expenses.
For the six-months ended September 30, 2022, consists of $1,539,000 included in operating expenses.

Items Impacting Gross Profit for the Three Months Ended September 30, 2023 and 2022	Exhibit 3

	Three Months Ended September 30,
	2023		2022
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$41,148,000	20.9%	$26,516,000	15.4%

Non-cash items impacting gross profit
Core and finished goods premium amortization	$2,707,000	1.4%	$3,064,000	1.8%
Revaluation - cores on customers' shelves	1,995,000	1.0%	1,269,000	0.7%
Total non-cash items impacting gross profit	$4,702,000	2.4%	$4,333,000	2.5%

Cash items impacting gross profit
Supply chain disruptions and related costs	$3,199,000	1.6%	$3,654,000	2.1%
Total cash items impacting gross profit	$3,199,000	1.6%	$3,654,000	2.1%

Items Impacting Gross Profit for the Six Months Ended September 30, 2023 and 2022	Exhibit 4

	Six Months Ended September 30,
	2023		2022
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$67,715,000	19.0%	$56,818,000	16.9%

Non-cash items impacting gross profit
Core and finished goods premium amortization	$5,364,000	1.5%	$6,108,000	1.8%
Revaluation - cores on customers' shelves	2,773,000	0.8%	1,841,000	0.5%
Total non-cash items impacting gross profit	$8,137,000	2.3%	$7,949,000	2.4%

Cash items impacting gross profit
Supply chain disruptions and related costs	$5,183,000	1.5%	$6,202,000	1.8%
Total cash items impacting gross profit	$5,183,000	1.5%	$6,202,000	1.8%

Items Impacting EBITDA for the Three and Six Months Ended September 30, 2023 and 2022	Exhibit 5

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
GAAP net loss	$(1,958,000)	$(6,517,000)	$(3,368,000)	$(6,692,000)
Interest expense, net	15,383,000	9,283,000	27,103,000	16,204,000
Income tax benefit	(46,000)	(914,000)	(55,000)	(325,000)
Depreciation and amortization	2,933,000	3,090,000	5,966,000	6,214,000
EBITDA	$16,312,000	$4,942,000	$29,646,000	$15,401,000

Non-cash items impacting EBITDA
Core and finished goods premium amortization	$2,707,000	$3,064,000	$5,364,000	$6,108,000
Revaluation - cores on customers' shelves	1,995,000	1,269,000	2,773,000	1,841,000
Share-based compensation expenses	1,533,000	1,251,000	2,843,000	2,500,000
Foreign exchange impact of lease liabilities and forward contracts	4,760,000	1,082,000	490,000	1,760,000
Change in fair value of compound net derivative liability and loss on extinguishment of debt	558,000	-	698,000	-
Total non-cash items impacting EBITDA	$11,553,000	$6,666,000	$12,168,000	$12,209,000

Cash items impacting EBITDA
Supply chain disruptions and related costs	$3,199,000	$4,220,000	$5,183,000	$7,314,000
New product line start-up costs and transition expenses, and severance	349,000	921,000	684,000	1,539,000
Total cash items impacting EBITDA	$3,548,000	$5,141,000	$5,867,000	$8,853,000